Exhibit 99.1

Battalion Oil Corporation Announces Fourth Quarter and Full Year 2020 Results, Provides an Operational Update, and Provides 2021 Guidance

HOUSTON, TEXAS – March 8, 2021 – Battalion Oil Corporation (NYSE American: BATL, “Battalion” or the “Company”) today announced results of operations for the fourth quarter and full year 2020.

Highlights

●	Battalion is well positioned to deliver single digit production growth while generating significant free cash flow in FY2021
●	Completed the sale of ~3,700 net acres in the Northern West Quito development area for $26.3 million in cash subject to customary post-closing adjustments. These assets accounted for less than 5% of the Company's average daily net oil production during the quarter ended September 30, 2020.
●	Improved 2020 adjusted operating unit costs by 12% from 2019 to 2020 (see Selected Operating data table for additional information)
●	Improved average well costs from $1,350/lin ft in 2019 down to $850/lin ft in 2020
●	Reduced Adjusted G&A unit cost by 49% from 2019 to 2020 (see Selected Operating data table for additional information)
●	Disciplined hedge strategy provides cash flow assurance on 90% of expected 2021 oil production
●	Strong balance sheet with attractively priced RBL provides ample liquidity to execute 2021 plan with a reinvestment rate of 70% -80% of the estimated 2021 EBITDA

2021 Guidance

Battalion remains focused on execution and capital discipline as it drives toward growth and positive free cash flow. The Company developed its 2021 plan based on being free cash flow positive at $45 NYMEX WTI. Total capital expenditures are expected to range between $40 - $50 million, with 90% of its capital directed to drilling and completion activities on its Monument Draw assets. This plan will allow Battalion to modestly increase oil production while remaining free cash flow positive.

	FY 2021 Guidance
	Low		High
Oil Production, MBopd	8.8	–	9.8
Total Production, MBoepd	16.0	–	17.0
Wells POL	6	–	6
Total Capex, $MM	$40	–	$50
D&C Cost per Well, $/ft	$800	–	$900
G&A, $MM	$15	–	$20

Management Comments

Richard Little, the Company’s CEO, commented, “2020 proved itself to be one of the most challenging years in the history of our industry, and I am tremendously proud of what our team accomplished in the midst of that. COVID-19 and the unprecedented collapse in commodity prices may have permanently altered the outlook for oil and gas, but I believe our ability to remain nimble and our commitment to excellence and execution sets Battalion up well to succeed regardless of what that future holds.

Our plan for 2021 is simple: exercise capital discipline and continue to optimize our operations with an eye towards keeping production flat and improving our cash margins. Given how our team executed despite the various challenges in 2020, we feel optimistic that we can do just that while remaining cash flow positive. While we execute on that plan, we will continue to pursue strategic, deleveraging M&A transactions.”

Results of Operations

Battalion ended 2020 with 113 gross (107.3 net) horizontal wells producing in the Delaware Basin. Annual net production in 2020 was 16,858 barrels of oil equivalent per day (“Boepd”) (56% oil) as compared to 17,986 Boepd (58% oil) in 2019. Our total operating revenues for the year ended December 31, 2020 were approximately $148.3 million compared to total operating revenues for the period of October 2, 2019 through December 31, 2019 (Successor) and the period of January 1, 2019 through October 1, 2019 (Predecessor) of approximately $65.6 million and $159.1 million, respectively, or $224.7 million combined. The decrease in total operating revenues and average daily production year over year was driven by our temporary shut-in of a portion of producing wells across all our operating areas in May and June 2020 as a consequence of low oil prices as well as average realized prices that were lower by approximately $10.25 per Boe. Additionally, in December 2020, the Company divested properties that produced 600 Boepd during the nine months ended September 30, 2020.

Average daily net production and total operating revenue during the fourth quarter 2020 was 17,293 Boepd (54% oil) and $42.6 million, respectively, as compared to production and revenue of 20,293 Boepd (57% oil) and $65.6 million, respectively, during the fourth quarter 2019. Excluding the impact of hedges, Battalion realized 95% of the average NYMEX oil price during the fourth quarter of 2020.  Realized hedge gains totaled approximately $1.2 million during the fourth quarter 2020.

Adjusted G&A was $3.24 per Boe in the fourth quarter of 2020 compared to $3.22 per Boe in the fourth quarter of 2019 (see Selected Operating Data table for additional information). Lease operating and workover expense was $6.39 per Boe in the fourth quarter of 2020 and $7.75 per Boe in the fourth quarter of 2019.

The Company reported a net loss to common stockholders for the fourth quarter of $63.8 million, including a non-cash full cost ceiling test impairment charge of $26.7 million, and a net loss per basic and diluted share of $3.93. Adjusted LTM EBITDA as of December 31, 2020 was $70.1 million, compared to $89.7 million as of December 31, 2019 (see Adjusted EBITDA Reconciliation table for additional information).

Liquidity and Balance Sheet

As of December 31, 2020, Battalion has cash and cash equivalents of $4.3 million and a borrowing base of $190 million under its Senior Revolving Credit Facility. In addition, Battalion had $158.0 million of borrowings and $4.7 million of outstanding letters of credit issued under the Senior Revolving Credit Facility resulting in unused borrowing capacity of $27.3 million at year-end 2020.

Proved Reserves Update

Battalion's estimated proved reserves as of December 31, 2020 were approximately 63.4 MMBoe, comprised of 60% oil, 19% NGL and 21% natural gas, with a standardized measure of $209.4 million.  Battalion's estimated proved reserves at December 31, 2020 were prepared by Netherland Sewell & Associates, Inc. in accordance with Securities and Exchange Commission guidelines using an average WTI price of $39.54 per barrel for oil and an average Henry Hub spot price of $1.99 per MMBtu for natural gas.

Operations Update

During the first quarter of 2021, the Company plans to spud two new wells and expects to complete and bring on production four drilled but uncompleted wells.

Hedging Activity

As of March 8, 2021, Battalion had approximately 8,430 barrels of oil per day (“Bopd”) of oil hedged for in 2021 at a price of $44.98 per barrel. For 2022, the Company has approximately 5,664 Bopd of oil hedged at an average price of $47.73 per barrel.

Conference Call Information

Battalion Oil Corporation has scheduled a conference call for Tuesday, March 9, 2021, at 11:00 a.m. EDT (10:00 a.m. CDT). To participate in the conference call, dial +1 856-344-9291 or 800-496-3856 (toll free) a few minutes before the call begins and reference Battalion Oil Corporation confirmation code 3115525.  The conference call recording will also be posted to Battalion’s website: www.battalionoil.com.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements. Forward-looking statements include, among others, statements about anticipated production, liquidity, capital spending, drilling and completion plans, and forward guidance. Forward-looking statements may often, but not always, be identified by the use of such words such as "expects", "believes", "intends", "anticipates", "plans", "estimates", “projects”, "potential", "possible", or "probable" or statements that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC's website at www.sec.gov or through the Company's website at www.battalionoil.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company's expectations.

About Battalion

Battalion Oil Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

Contact

Chris Lang
Manager, Finance

(832) 538-0551

BATTALION OIL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Successor		Predecessor
		Period from	Period from
		October 2, 2019	October 1, 2019
	Three Months Ended	through	through
	December 31, 2020	December 31, 2019	October 1, 2019

Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$34,672	$58,325	$—
Natural gas	2,716	1,719	—
Natural gas liquids	4,886	5,071	—
Total oil, natural gas and natural gas liquids sales	42,274	65,115	—
Other	292	467	—
Total operating revenues	42,566	65,582	—

Operating expenses:
Production:
Lease operating	9,226	12,804	—
Workover and other	942	1,655	—
Taxes other than income	2,926	3,730	—
Gathering and other	16,741	10,812	—
Restructuring	—	1,175	—
General and administrative	5,219	5,111	—
Depletion, depreciation and accretion	13,886	19,996	—
Full cost ceiling impairment	26,702	—	—
(Gain) loss on sale of Water Assets	—	(506)	—
Total operating expenses	75,642	54,777	—
Income (loss) from operations	(33,076)	10,805	—

Other income (expenses):
Net gain (loss) on derivative contracts	(28,936)	(16,692)	—
Interest expense and other	(1,745)	(1,275)	—
Reorganization items, net	—	(3,298)	(115,366)
Total other income (expenses)	(30,681)	(21,265)	(115,366)
Income (loss) before income taxes	(63,757)	(10,460)	(115,366)
Income tax benefit (provision)	—	—	—
Net income (loss)	$(63,757)	(10,460)	(115,366)

Net income (loss) per share of common stock:
Basic	$(3.93)	$(0.65)	$(0.71)
Diluted	$(3.93)	$(0.65)	$(0.71)
Weighted average common shares outstanding:
Basic	16,204	16,204	161,502
Diluted	16,204	16,204	161,502

BATTALION OIL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Successor		Predecessor
		Period from	Period from
		October 2, 2019	January 1, 2019
	Year Ended	through	through
	December 31, 2020	December 31, 2019	October 1, 2019

Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$125,985	$58,325	$145,024
Natural gas	5,818	1,719	107
Natural gas liquids	14,972	5,071	13,229
Total oil, natural gas and natural gas liquids sales	146,775	65,115	158,360
Other	1,514	467	743
Total operating revenues	148,289	65,582	159,103

Operating expenses:
Production:
Lease operating	42,106	12,804	39,617
Workover and other	3,709	1,655	5,580
Taxes other than income	10,056	3,730	9,213
Gathering and other	56,016	10,812	36,057
Restructuring	2,580	1,175	15,148
General and administrative	18,456	5,111	36,550
Depletion, depreciation and accretion	62,053	19,996	90,912
Full cost ceiling impairment	215,145	—	985,190
(Gain) loss on sale of Water Assets	—	(506)	3,618
Total operating expenses	410,121	54,777	1,221,885
Income (loss) from operations	(261,832)	10,805	(1,062,782)

Other income (expenses):
Net gain (loss) on derivative contracts	38,759	(16,692)	(34,332)
Interest expense and other	(6,634)	(1,275)	(37,606)
Reorganization items, net	—	(3,298)	(117,124)
Total other income (expenses)	32,125	(21,265)	(189,062)
Income (loss) before income taxes	(229,707)	(10,460)	(1,251,844)
Income tax benefit (provision)	—	—	95,791
Net income (loss)	$(229,707)	$(10,460)	$(1,156,053)

Net income (loss) per share of common stock:
Basic	$(14.18)	$(0.65)	$(7.27)
Diluted	$(14.18)	$(0.65)	$(7.27)
Weighted average common shares outstanding:
Basic	16,204	16,204	158,925
Diluted	16,204	16,204	158,925

BATTALION OIL CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	Successor
	December 31, 2020	December 31, 2019
Current assets:
Cash and cash equivalents	$4,295	$5,701
Accounts receivable, net	32,242	48,504
Assets from derivative contracts	8,559	4,995
Restricted cash	—	4,574
Prepaids and other	2,740	7,379
Total current assets	47,836	71,153
Oil and natural gas properties (full cost method):
Evaluated	509,274	420,609
Unevaluated	75,494	105,009
Gross oil and natural gas properties	584,768	525,618
Less - accumulated depletion	(295,163)	(19,474)
Net oil and natural gas properties	289,605	506,144
Other operating property and equipment:
Other operating property and equipment	3,535	3,655
Less - accumulated depreciation	(1,149)	(378)
Net other operating property and equipment	2,386	3,277
Other noncurrent assets:
Assets from derivative contracts	4,009	224
Operating lease right of use assets	310	3,165
Funds in escrow and other	2,351	703
Total assets	$346,497	$584,666

Current liabilities:
Accounts payable and accrued liabilities	$58,928	$97,333
Liabilities from derivative contracts	22,125	8,069
Current portion of long-term debt	1,720	—
Operating lease liabilities	403	923
Asset retirement obligations	—	109
Total current liabilities	83,176	106,434
Long-term debt	158,489	144,000
Other noncurrent liabilities:
Liabilities from derivative contracts	4,291	4,854
Asset retirement obligations	10,583	10,481
Operating lease liabilities	—	2,247
Commitments and contingencies
Stockholders' equity:
Common stock: 100,000,000 shares of $0.0001 par value authorized;
16,203,979 and 16,203,940 shares issued and outstanding as of
December 31, 2020 and 2019, respectively	2	2
Additional paid-in capital	330,123	327,108
Retained earnings (accumulated deficit)	(240,167)	(10,460)
Total stockholders' equity	89,958	316,650
Total liabilities and stockholders' equity	$346,497	$584,666

BATTALION OIL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Successor		Predecessor
		Period from	Period from
		October 2, 2019	October 1, 2019
	Three Months Ended	through	through
	December 31, 2020	December 31, 2019	October 1, 2019
Cash flows from operating activities:
Net income (loss)	$(63,757)	$(10,460)	$(115,366)
Adjustments to reconcile net income (loss) to net cash provided by (used
in) operating activities:
Depletion, depreciation and accretion	13,886	19,996	—
Full cost ceiling impairment	26,702	—	—
(Gain) loss on sale of Water Assets	—	(506)	—
Stock-based compensation, net	785	—	—
Unrealized loss (gain) on derivative contracts	30,172	18,681	—
Reorganization items, net	(125)	(3,615)	109,170
Other expense (income)	(442)	253	—
Cash flow from operations before changes in working capital	7,221	24,349	(6,196)
Changes in working capital	(4,902)	(10,695)	(302)
Net cash provided by (used in) operating activities	2,319	13,654	(6,498)

Cash flows from investing activities:
Oil and natural gas capital expenditures	(5,305)	(43,230)	—
Proceeds received from sales of oil and natural gas assets	25,529	—	—
Acquisition of oil and natural gas properties	(23)	—	—
Other operating property and equipment capital expenditures	(54)	—	—
Proceeds received from sale of other operating property and equipment	—	6	—
Funds held in escrow and other	2	434	—
Net cash provided by (used in) investing activities	20,149	(42,790)	—

Cash flows from financing activities:
Proceeds from borrowings	29,000	36,000	130,000
Repayments of borrowings	(49,000)	(22,000)	(258,234)
Cash payments to Common Holders, Noteholders and Preferred Holders	—	—	(4)
Debt issuance costs	—	(1,471)	(8,764)
Common stock issued	—	—	155,929
Equity issuance costs and other	—	(2,503)	(53)
Net cash provided by (used in) financing activities	(20,000)	10,026	18,874

Net increase (decrease) in cash, cash equivalents and restricted cash	2,468	(19,110)	12,376

Cash, cash equivalents and restricted cash at beginning of period	1,827	29,385	17,009
Cash, cash equivalents and restricted cash at end of period	$4,295	$10,275	$29,385

BATTALION OIL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Successor		Predecessor
		Period from	Period from
		October 2, 2019	January 1, 2019
	Year Ended	through	through
	December 31, 2020	December 31, 2019	October 1, 2019
Cash flows from operating activities:
Net income (loss)	$(229,707)	$(10,460)	$(1,156,053)
Adjustments to reconcile net income (loss) to net cash provided by (used
in) operating activities:
Depletion, depreciation and accretion	62,053	19,996	90,912
Full cost ceiling impairment	215,145	—	985,190
(Gain) loss on sale of Water Assets	—	(506)	3,618
Deferred income tax provision (benefit)	—	—	(95,791)
Stock-based compensation, net	2,578	—	(8,035)
Unrealized loss (gain) on derivative contracts	6,143	18,681	45,834
Amortization and write-off of deferred loan costs	—	—	1,859
Amortization of discount and premium	—	—	134
Reorganization items, net	(6,565)	(3,615)	108,887
Other expense (income)	312	253	535
Cash flow from operations before changes in working capital	49,959	24,349	(22,910)
Changes in working capital	238	(10,695)	(16,821)
Net cash provided by (used in) operating activities	50,197	13,654	(39,731)

Cash flows from investing activities:
Oil and natural gas capital expenditures	(101,788)	(43,230)	(167,235)
Proceeds received from sales of oil and natural gas assets	29,029	—	1,247
Acquisition of oil and natural gas properties	(23)	—	(2,809)
Other operating property and equipment capital expenditures	(82)	—	(85,613)
Proceeds received from sale of other operating property and equipment	—	6	—
Funds held in escrow and other	510	434	(7)
Net cash provided by (used in) investing activities	(72,354)	(42,790)	(254,417)

Cash flows from financing activities:
Proceeds from borrowings	148,209	36,000	445,234
Repayments of borrowings	(132,000)	(22,000)	(315,234)
Cash payments to Common Holders, Noteholders and Preferred Holders	—	—	(4)
Debt issuance costs	—	(1,471)	(8,764)
Common stock issued	—	—	155,929
Equity issuance costs and other	(32)	(2,503)	(494)
Net cash provided by (used in) financing activities	16,177	10,026	276,667

Net increase (decrease) in cash, cash equivalents and restricted cash	(5,980)	(19,110)	(17,481)

Cash, cash equivalents and restricted cash at beginning of period	10,275	29,385	46,866
Cash, cash equivalents and restricted cash at end of period	$4,295	$10,275	$29,385

BATTALION OIL CORPORATION

SELECTED OPERATING DATA (Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019 (5)	2020	2019 (5)

Production volumes:
Crude oil (MBbls)	857	1,057	3,446	3,780
Natural gas (MMcf)	2,332	2,755	8,769	9,136
Natural gas liquids (MBbls)	345	351	1,262	1,262
Total (MBoe)	1,591	1,867	6,170	6,565
Average daily production (Boe/d)	17,293	20,293	16,858	17,986

Average prices:
Crude oil (per Bbl)	$40.46	$55.18	$36.56	$53.80
Natural gas (per Mcf)	1.16	0.62	0.66	0.20
Natural gas liquids (per Bbl)	14.16	14.45	11.86	14.50
Total per Boe	26.57	34.88	23.79	34.04

Cash effect of derivative contracts:
Crude oil (per Bbl)	$1.28	$(1.03)	$12.31	$(0.96)
Natural gas (per Mcf)	0.06	0.19	0.28	0.71
Natural gas liquids (per Bbl)	—	7.31	—	8.80
Total per Boe	0.78	1.06	7.28	2.13

Average prices computed after cash effect of settlement of derivative contracts:
Crude oil (per Bbl)	$41.74	$54.15	$48.87	$52.84
Natural gas (per Mcf)	1.22	0.81	0.94	0.91
Natural gas liquids (per Bbl)	14.16	21.76	11.86	23.30
Total per Boe	27.35	35.94	31.07	36.17

Average cost per Boe:
Production:
Lease operating	$5.80	$6.86	$6.82	$7.98
Workover and other	0.59	0.89	0.60	1.10
Taxes other than income	1.84	2.00	1.63	1.97
Gathering and other, as adjusted (1)	10.52	5.80	8.53	6.88
Restructuring	—	0.63	0.42	2.49
General and administrative, as adjusted (1)	3.24	3.22	2.38	4.70

(1) Represents gathering and other and general and administrative costs per Boe, adjusted for items noted in the reconciliation below:

General and administrative:
General and administrative, as reported	$3.28	$2.74	$2.99	$6.35
Stock-based compensation:
Non-cash	(0.49)	—	(0.42)	1.22
Transaction costs and other:
Cash	0.45	0.48	(0.19)	(2.87)
General and administrative, as adjusted(2)	$3.24	$3.22	$2.38	$4.70

Gathering and other, as reported	$10.52	$5.79	$9.08	$7.14
Rig termination and stacking charges and other	—	0.01	(0.55)	(0.26)
Gathering and other, as adjusted(3)	$10.52	$5.80	$8.53	$6.88

Total operating costs, as reported	$22.03	$18.28	$21.12	$24.54
Total adjusting items	(0.04)	0.49	(1.16)	(1.91)
Total operating costs, as adjusted(4)	$21.99	$18.77	$19.96	$22.63

(2)	General and administrative, as adjusted, is a non-GAAP measure that excludes non-cash stock-based compensation charges relating to equity awards under our incentive stock plans, as well as other cash charges associated with transaction costs and other. The Company believes that it is useful to understand the effects that these charges have on general and administrative expenses and total operating costs and that exclusion of such charges is useful for comparison to prior periods.
(3)	Gathering and other, as adjusted, is a non-GAAP measure that excludes rig termination and stacking charges and other costs. The Company believes that it is useful to understand the effects that these charges have on gathering and other expense and total operating costs and that exclusion of such charges is useful for comparative purposes.
(4)	Represents lease operating expense, workover and other expense, taxes other than income, gathering and other expense and general and administrative costs per Boe, adjusted for items noted in the reconciliation above.
(5)	For illustrative purposes, the Company has combined the Successor and Predecessor results to derive combined results for the three months and the year ended December 31, 2019. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor are not comparable to those of the Predecessor. The financial information preceding the table above provides the Successor and the Predecessor GAAP results for the applicable periods. The Company believes that subject to consideration of the impact of fresh-start reporting, combining the results of the Predecessor and Successor provide meaningful information about, for instance, production, revenues and costs, that assist a reader in understanding the Company’s financial results for the applicable periods.

BATTALION OIL CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Successor		Predecessor
		Period from	Period from
		October 2, 2019	October 1, 2019
	Three Months Ended	through	through
	December 31, 2020	December 31, 2019	October 1, 2019
As Reported:
Net income (loss) available to common stockholders, as reported	($ 63,757)	($ 10,460)	($ 115,366)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$31,978	$16,751	$—
Natural gas	(1,806)	(1,332)	—
Natural gas liquids	—	3,262	—
Total mark-to-market non-cash charge	30,172	18,681	—
Full cost ceiling impairment	26,702	—	—
(Gain) loss on sale of Water Assets	—	(506)	—
Reorganization items, net	—	3,298	115,366
Restructuring	—	1,175	—
Other	(658)	(901)	—
Selected items, before income taxes	56,216	21,747	115,366
Income tax effect of selected items	—	—	—
Selected items, net of tax	$56,216	$21,747	$115,366

As Adjusted:
Net income (loss), excluding selected items (1)(2)	$(7,541)	$11,287	$—

Basic net income (loss) per common share, as reported	$(3.93)	$(0.65)	$(0.71)
Impact of selected items	3.46	1.35	0.71
Basic net income (loss) per common share, excluding selected items (1)(2)	$(0.47)	$0.70	$—

Diluted net income (loss) per common share, as reported	$(3.93)	$(0.65)	$(0.71)
Impact of selected items	3.46	1.35	0.71
Diluted net income (loss) per common share, excluding selected items (1)(2)(3)	$(0.47)	$0.70	$—

Net cash provided by (used in) operating activities	$2,319	$13,654	$(6,498)
Changes in working capital	4,902	10,695	302
Cash flow from operations before changes in working capital	7,221	24,349	(6,196)
Cash components of selected items	(229)	6,929	5,321
Income tax effect of selected items	—	—	—
Cash flows from operations before changes in working capital, adjusted for selected items (1)(2)	$6,992	$31,278	$(875)

(1)	Net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management's belief that they will enable a user of the financial information to understand the impact of these items on reported results. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flows from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance.
(2)	For the period from October 2, 2019 through December 31, 2019 (Successor), net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital include approximately $0.9 million of proceeds from hedge monetizations that occurred during the period.
(3)	The impact of selected items for the three months ended December 31, 2020 (Successor), October 2, 2019 through December 31, 2019 (Successor) and October 1, 2019 through October 1, 2019 (Predecessor) were calculated based upon weighted average diluted shares of 16.2 million, 16.2 million, and 161.5 million respectively, due to the net income (loss) available to common stockholders, excluding selected items.

BATTALION OIL CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Successor		Predecessor
		Period from	Period from
		October 2, 2019	January 1, 2019
	Year Ended	through	through
	December 31, 2020	December 31, 2019	October 1, 2019
As Reported:
Net income (loss), as reported	$(229,707)	$(10,460)	$(1,156,053)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$5,777	$16,751	$35,967
Natural gas	366	(1,332)	3,753
Natural gas liquids	—	3,262	6,114
Total mark-to-market non-cash charge	6,143	18,681	45,834
Full cost ceiling impairment	215,145	—	985,190
(Gain) loss on sale of Water Assets	—	(506)	3,618
Reorganization items, net	—	3,298	117,124
Restructuring	2,580	1,175	15,148
Rig termination and stacking charges and other	4,669	(901)	22,601
Selected items, before income taxes	228,537	21,747	1,189,515
Income tax effect of selected items(1)	—	—	(53,660)
Selected items, net of tax	$228,537	$21,747	$1,135,855

As Adjusted:
Net income (loss), excluding selected items (2)(3)	$(1,170)	$11,287	$(20,198)

Basic net income (loss) per common share, as reported	$(14.18)	$(0.65)	$(7.27)
Impact of selected items	14.11	1.35	7.14
Basic net income (loss) per common share, excluding selected items (2)(3)	$(0.07)	$0.70	$(0.13)

Diluted net income (loss) per common share, as reported	$(14.18)	$(0.65)	$(7.27)
Impact of selected items	14.11	1.35	7.14
Diluted net income (loss) per common share, excluding selected items (2)(3)(4)	$(0.07)	$0.70	$(0.13)

Net cash provided by (used in) operating activities	$50,197	$13,654	$(39,731)
Changes in working capital	(238)	10,695	16,821
Cash flow from operations before changes in working capital	49,959	24,349	(22,910)
Cash components of selected items	13,194	6,929	44,851
Income tax effect of selected items (1)	—	—	(9,419)
Cash flows from operations before changes in working capital, adjusted for selected items (2)(3)	$63,153	$31,278	$12,522

(1)	For the period from January 1, 2019 through October 1, 2019 (Predecessor), this represents the tax impact using an estimated tax rate of 21.0% and includes a $196.1 million adjustment for the net change in valuation allowance and deferred tax asset.
(2)	Net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management's belief that they will enable a user of the financial information to understand the impact of these items on reported results. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flows from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance.
(3)	For the year ended December 31, 2020 (Successor), the period from October 2, 2019 through December 31, 2019 (Successor), and the period from January 1, 2019 through October 1, 2019 (Predecessor), net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital include approximately $22.9 million, $0.9 million, and $7.8 million, respectively, of net proceeds from hedge monetizations that occurred during the periods.
(4)	The impact of selected items for the year ended December 31, 2020 (Successor), the period October 2, 2019 through December 31, 2019 (Successor) and January 1, 2019 through October 1, 2019 (Predecessor) were calculated based upon weighted average diluted shares of 16.2 million, 16.2 million, and 158.9 million respectively, due to the net income (loss) available to common stockholders, excluding selected items.

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019 (3)	2020	2019 (3)

Net income (loss), as reported	$(63,757)	$(125,826)	$(229,707)	$(1,166,513)
Impact of adjusting items:
Interest expense	1,853	1,430	7,373	37,695
Depletion, depreciation and accretion	13,886	19,996	62,053	110,908
Full cost ceiling impairment	26,702	—	215,145	985,190
Income tax provision (benefit)	—	—	—	(95,791)
Stock-based compensation	785	—	2,578	(8,035)
Interest income	(171)	(128)	(773)	(219)
(Gain) loss on sale of other assets	—	(6)	52	412
Restructuring	—	1,175	2,580	16,323
Reorganization items, net	—	118,664	—	120,422
(Gain) loss on sale of Water Assets	—	(506)	—	3,112
Unrealized loss (gain) on derivatives contracts	30,172	18,681	6,143	64,515
Rig termination and stacking charges and other	(658)	(901)	4,669	21,700
Adjusted EBITDA(1)(2)	$8,812	$32,579	$70,113	$89,719

(1)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance.
(2)	Adjusted EBITDA for the three months ended December 31, 2019 includes approximately $0.9 million of net proceeds from hedge monetizations that occurred during the period. Adjusted EBITDA for the years ended December 31, 2020 and 2019 includes approximately $22.9 million and $8.7 million, respectively, of net proceeds related to hedge monetizations that occurred during the year.
(3)	For illustrative purposes, the Company has combined the Successor and Predecessor results to derive combined results for the three months and the year ended December 31, 2019. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor are not be comparable to those of the Predecessor. The financial information preceding the table above provides the Successor and the Predecessor GAAP results for the applicable periods. The Company believes that subject to consideration of the impact of fresh-start reporting, combining the results of the Predecessor and Successor provide meaningful information about, for instance, production, revenues and costs, that assist a reader in understanding the Company’s financial results for the applicable periods.